UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 17, 2006

NS GROUP, INC.

(Exact name of registrant as specified in charter)

Kentucky	1-9838	61-0985936
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On October 17, 2006, NS Group, Inc. (“NS Group”) and IPSCO Inc. (“IPSCO”) issued a joint press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger of NS Group with a wholly-owned subsidiary of IPSCO.

The expiration of the Hart-Scott-Rodino waiting period satisfies one of the conditions to IPSCO’s acquisition of NS Group. Consummation of the merger, which is expected to occur in NS Group’s fourth quarter of 2006, remains subject to other customary closing conditions, including approval of the merger by NS Group’s shareholders.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit.	Exhibit Description
99.1	Press Release, dated October 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: October 17, 2006	By:	/s/ Thomas J. Depenbrock
Thomas J. Depenbrock
Vice President - Finance, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit.	Exhibit Description
99.1	Press Release, dated October 17, 2006